UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________

FORM 8-K/A
AMENDMENT NO. 1
 _______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 30, 2016

OrangeHook, Inc.
(Exact name of Registrant as Specified in its Charter)

Florida	000-54249	27-1230588
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

319 Barry Avenue South #300
Wayzata, Minnesota 55391
 (Address of Principal Executive Offices including Zip Code)

(442) 500-4665
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
On December 5, 2016, OrangeHook, Inc., a Florida corporation formerly known as Nuvel Holdings, Inc. (the "Company"), filed a Current Report on Form 8-K (the "Initial Form 8-K") that included an exhibit for which confidential treatment was requested from the Securities and Exchange Commission. The sole purpose of this amendment is to refile Exhibit 10.44, for which confidential treatment was requested, to include certain information that was previously redacted pursuant to the confidential treatment request. Exhibit 10.44 hereto supersedes in its entirety Exhibit 10.44 previously filed with the Initial Form 8-K. Other than disclosing certain information that was previously redacted, the exhibit filed with this Form 8-K/A remains unchanged from the exhibit filed with the Initial Form 8-K.
Item 9.01.	Financial Statements and Exhibits
(d)	The following exhibits are filed as a part of this Report.
Exhibit No.	Description

10.44	Business Partnership Agreement, dated March 10, 2016, between Lenovo PC HK Limited, LifeMed ID, Inc. and OrangeHook, Inc.*

*
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act. The entire exhibit has been separately filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORANGEHOOK, INC.

Dated:   April 11, 2017
By:  /s/   James L. Mandel
               James L. Mandel
               President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

10.44	Business Partnership Agreement, dated March 10, 2016, between Lenovo PC HK Limited, LifeMed ID, Inc. and OrangeHook, Inc.*

*
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act. The entire exhibit has been separately filed with the Securities and Exchange Commission.